SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 29, 2005


                     Weststar Financial Services Corporation
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             (Exact name of Registrant as specified in its charter)


        North Carolina                000-30515                 56-2181423
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(State or other jurisdiction    (Commission File No.)         (IRS Employer
      of incorporation)                                  Identification  number)


                   79 Woodfin Place, Asheville, NC 28801-2426
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                    (Address of principal executive offices)


        Registrant's telephone number, including area code (828) 252-1735


                                 Not Applicable
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                 (Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On July 29, 2005, Weststar Financial Services Corporation (the "Registrant") announced financial results for the three month and six month periods ended June 30, 2005. A copy of the Press Release (the "Press Release") announcing the Registrant's results for the second quarter ended June 30, 2005 is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 2.02.

The information contained in this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, the ("Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits

      (c)    Exhibits

   EXHIBIT NO.     DESCRIPTION OF EXHIBIT
   -----------     ----------------------

      99.1         Press Release dated July 29, 2005


This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant's goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words "may", "could", "should", "would", "believe", "anticipate", "estimate", "expect", "intend", "plan", "projects", "outlook" or similar expressions. These statements are based upon the current belief and expectations of Registrant's management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant's control).

















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

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     WESTSTAR FINANCIAL SERVICES CORPORATION



                                     By:  /s/ Randall C. Hall
                                          --------------------------------------
                                          Randall C. Hall
                                          Executive Vice President and Secretary



Dated: July 29, 2005






















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


                                  EXHIBIT INDEX
                                  -------------



    Exhibit                        Description
                                   -----------
    Number                         of Exhibit
    ------                         ----------

     99.1              Press Release dated July 29, 2005



















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